Statement of Additional Information Supplement	October 14, 2026

Gilead Fund
ETAGX	Class A Shares	ETCGX	Class C Shares
ETGLX	Class N Shares	ETILX	Class I Shares

Healthcare & Life Sciences Fund
ETAHX	Class A Shares	ETCHX	Class C Shares
ETNHX	Class N Shares	ETIHX	Class I Shares

Balanced Fund
ETAMX	Class A Shares	ETCMX	Class C Shares
ETNMX	Class N Shares	ETIMX	Class I Shares

Dividend Growth Fund
ETADX	Class A Shares	ETCDX	Class C Shares
ETNDX	Class N Shares	ETIDC	Class I Shares

Limited-Term Bond Fund
ETADX	Class A Shares	ETCDX	Class C Shares
ETNDX	Class N Shares	ETIDX	Class I Shares

Exponential Technologies Fund
ETAEX	Class A Shares	ETCEX	Class C Shares
ETNEX	Class N Shares	ETIEX	Class I Shares

Core Bond Fund
ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N Shares	ETIRX	Class I Shares

Large Cap Focus Fund
ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2025, as supplemented, and should be read in conjunction with such SAI.

The information under the section of the Fund’s SAI entitled “Disclosure of Portfolio Holdings” is replaced in its entirety with the following information:

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Statement of Additional Information Supplement	October 14, 2026

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party, except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers, and trustees), subject to a duty of confidentiality including duties not to trade on non-public information, and 2) select portfolio holdings information may be provided to shareholders of a Fund when the Fund has a legitimate business purpose for doing so, subject to approval by the Trust’s Chief Compliance Officer and the execution of a confidentiality agreement.

However, information about portfolio holdings may be made available to third parties: (1) by providing a copy of a Fund’s latest annual or semi-annual report or the Fund’s latest Form N-CSR; (2) on a Fund’s website through the Fund’s public disclosure of its portfolio holdings on a quarterly or monthly basis as applicable; (3) in marketing materials that reproduce the information from, and reference, the latest annual or semi-annual report or the Funds’ latest Form N-CSR; (4) in marketing materials provided by the Funds or on the Funds’ website; and (5) when the Funds have a legitimate business purpose for doing so and the recipients are subject to confidentiality. Examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Fund’s current adviser, disclosure to a newly hired investment adviser or sub-adviser prior to commencing its duties, disclosure to a performance reporting bureau or to a rating agency for use in developing a rating.

Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information for the Funds each dated November 1, 2025, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.

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